                  AUTHENTIDATE HOLDING CORP. AND SUBSIDIARIES
          INTRODUCTION TO PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS
                                  (UNAUDITED)

         The following unaudited pro forma consolidating financial statements combine the historical consolidated balance sheet and statements of operations of Authentidate Holding Corp. (AHC) with the historical balance sheet and statements of operations of Authentidate International AG (AG).

         We derived this information (collectively, the "Pro Forma Consolidating Financial Statements")from the AHC audited consolidated financial statements for the year ended June 30, 2001 and from the unaudited consolidated financial statements as of and for the six months ended December 31, 2001 and from AG's audited financial statements for the year ended June 30, 2001 and from the unaudited financial statements as of and for the six months ended December 31, 2001.


         Prior to the acquisition described herein, Authentidate Holding Corp. owned 39% of the outstanding common stock of Authentidate International AG. The unaudited pro forma consolidating balance sheet gives effect to the acquisition of the remaining 61% of the outstanding common stock of Authentidate International AG by Authentidate Holding Corp. The acquisition was accounted for under the purchase method of accounting. The cost of the acquisition is based on the issuance of 1,402,500 common shares and on a weighted average market price of $3.948 on the date the acquisition was publicly announced. Also included in the cost of the acquisition is the Black Scholes cost of $871,053 for 100,000 vested common stock warrants and 151,500 vested common stock options issued as a part of this transaction. Normal consolidating adjustments have also been made including the elimination of intercompany transactions. These adjustments are more fully described in the notes to the pro forma consolidating balance sheet. The unaudited pro forma statements of operations for the year ended June 30, 2001 and six months ended December 31, 2001 give effect to the acquisition as if it occurred at the beginning of each period presented. The pro forma consolidating balance sheet gives effect to the acquisition as if it occurred on December 31, 2001. Adjustments include an adjustment to equity in net losses of affiliated companies for the portion of Authentidate International AG's losses previously recorded by Authentidate Holding Corp. There were no intercompany transactions to eliminate.

         The Company has retained a Valuation Firm to value the technology and other intangibles acquired in this transaction. Their valuation could not be completed in time for filing this Form 8-K. The results of such valuation will be included in future SEC filings including the Form 10-K for the fiscal year ending June 30, 2002.

         These Pro Forma Consolidating Financial Statements are not necessarily indicative of the results that actually would have occurred if the acquisition had occurred as the dates and for the periods indicated or which may be attained in the future. The Pro Forma Consolidating Financial Statements should be read in conjunction with the historical financial statements of Authentidate Holding Corp. and subsidiaries and Authentidate International, AG.

                   AUTHENTIDATE HOLDING CORP. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 2001

                                                    AHC          Authentidate         Pro Forma Adjustments          Consolidated
                                                Consolidated         AG               Dr               Cr              Proforma
Current assets:
    Cash and cash equivalents                    $ 3,971,312      $   642,988                                         $ 4,614,300
    Accounts receivable, net of
         allowance for doubtful
         accounts                                  2,572,663          229,004                                           2,801,667
    Due from related parties                          80,467                                                               80,467
    Inventories:
         Finished goods                              371,457                                                              371,457
         Purchased components and
         raw materials                               508,996                                                              508,996
    Prepaid expenses and other
         current assets                              150,048           88,771                                             238,819
    Note receivable                                  122,287                                                              122,287
                                                 -----------      -----------      -----------      -----------       -----------
         Total current assets                      7,777,230          960,763                0                0         8,737,993

Property and equipment, net                        3,605,315          193,970                                           3,799,285

Other assets:
         Software development costs, net           1,472,780            9,859                                           1,482,639
         Excess of cost over net assets
         of acquired companies, net                5,156,136                         7,147,175(c)                      12,303,311
         Investment in affiliated companies        1,023,924                                           (924,449)(c)        99,475
         Patent costs, net                           232,132                                                              232,132
         Note receivable                             227,713                                                              227,713
         Due from Authentidate AG                    500,000                                           (500,000)(a)             0
         Other assets                                 91,238                                                               91,238
                                                 -----------      -----------      -----------      -----------       -----------
Total assets                                     $20,086,468      $ 1,164,592      $ 7,147,175      ($1,424,449)      $26,973,786
                                                 ===========      ===========      ===========      ===========       ===========

         The AHC column is Authentidate Holding Corp. and subsidiaries

                                   See Notes to Pro Forma Combined Balance Sheet

                   AUTHENTIDATE HOLDING CORP. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 2001

                                                    AHC          Authentidate           Pro Forma Adjustments        Consolidated
                                                Consolidated         AG                Dr              Cr              Proforma
Current liabilities:
      Accounts payable                          $  1,516,334     $    219,281                                        $  1,735,615
      Accrued expenses and other
           liabilities                             1,274,464          258,959                                           1,533,423
      Current portion of long-term debt               29,515                                                               29,515
      Current portion of obligations under
           capital leases                             17,716                                                               17,716
      Income taxes payable                            11,416                                                               11,416
                                                ------------     ------------     ------------     ------------      ------------
           Total current liabilities               2,849,445          478,240                0                0         3,327,685
Long-term debt, net of current portion             1,304,801                                                            1,304,801
Deferred grant                                     1,000,000                                                            1,000,000
Obligations under capital leases, net
      of current portion                              33,993                                                               33,993
Due to Authentidate Holding Corp.                                     500,000         (500,000)(a)                              0
                                                ------------     ------------     ------------     ------------      ------------
           Total liabilities                       5,188,239          978,240         (500,000)               0         5,666,479

Commitments and contingencies

Shareholders' equity:
      Preferred stock-$.10 par value
           5,000,000 authorized:
           Series A - 100 shares issued and
           outstanding                                    10                                                                   10
           Series B - 38,000 shares issued
           and outstanding                             3,800                                                                3,800
           Series C - 5,500 shares issued
           and outstanding                               550                                                                  550
      Common stock-$.001 par value
           40,000,000 shares authorized
           16,265,426 shares issued before
           consolidation and 17,667,926
           after consolidation                        16,265          221,547         (221,547)(c)        1,403(c)         17,668
      Additional paid-in capital                  52,376,546        1,261,705       (1,261,705)(c)    6,406,721(c)     58,783,267
      Accumulated deficit                        (37,009,355)      (1,297,854)                        1,297,854(c)    (37,009,355)
                                                ------------     ------------     ------------     ------------      ------------
                                                  15,387,816          185,398       (1,483,252)       7,705,978        21,795,940
      Other equity                                  (489,587)                                                            (489,587)
      Currency translation adjustments                                    954                                                 954
                                                ------------     ------------     ------------     ------------      ------------
           Total shareholders' equity             14,898,229          186,352       (1,483,252)       7,705,978        21,307,307
                                                ------------     ------------     ------------     ------------      ------------
Total liabilities and shareholders' equity      $ 20,086,468     $  1,164,592     ($ 1,983,252)    $  7,705,978      $ 26,973,786
                                                ============     ============     ============     ============      ============

         The AHC column is Authentidate Holding Corp. and subsidiaries

                                   See Notes to Pro Forma Combined Balance Sheet

                   AUTHENTIDATE HOLDING CORP. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2001


                                                    AHC          Authentidate           Pro Forma Adjustments        Consolidated
                                                Consolidated         AG                Dr              Cr              Proforma
Net sales                                       $  7,394,789     $    273,344                                        $  7,668,133

Cost of goods sold (note b)                        4,711,235          118,979                                           4,830,214
                                                ------------     ------------     ------------     ------------      ------------
      Gross profit                                 2,683,554          154,365                0                0         2,837,919

Selling, general and administrative
      expenses                                     5,469,492          506,353                                           5,975,845
Product development expenses                       1,701,607          273,887                                           1,975,494
                                                ------------     ------------     ------------     ------------      ------------
      Operating loss                              (4,487,545)        (625,875)               0                0        (5,113,420)

Other income (expense):
      Interest expense                               (56,167)                                                             (56,167)
      Interest and other income                      100,872              740                                             101,612
      Equity in net loss of affiliated
           companies                                (436,931)                          270,973(d)                        (165,958)
                                                ------------     ------------     ------------     ------------      ------------
      Loss before income taxes                    (4,879,771)        (625,135)         270,973                0        (5,233,933)

Income tax expense                                     6,000                                                                6,000
                                                ------------     ------------     ------------     ------------      ------------
Net loss before minority interest                 (4,885,771)        (625,135)         270,973                0        (5,239,933)

Minority interest                                     53,846                                                               53,846
                                                ------------     ------------     ------------     ------------      ------------
Net loss                                        ($ 4,831,925)    ($   625,135)    $    270,973     $          0      ($ 5,186,087)
                                                ============     ============     ============     ============      ============
Per share amounts:
           Basic and diluted loss per share     ($      0.35)                                                        ($      0.34)
           Weighted average shares                16,233,670                                                           17,636,170
                                                ============                                                         ============

         The AHC column is Authentidate Holding Corp. and subsidiaries

                         See Notes to Pro Forma Combined Statement of Operations

                   AUTHENTIDATE HOLDING CORP. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001

                                                    AHC          Authentidate           Pro Forma Adjustments        Consolidated
                                                Consolidated         AG                Dr              Cr              Proforma
Net sales                                       $ 17,860,544     $    133,484                                        $ 17,994,028

Cost of goods sold (note b)                       13,149,801          171,963                                          13,321,764
                                                ------------     ------------     ------------     ------------      ------------
      Gross profit                                 4,710,743          (38,479)               0                0         4,672,264

Selling, general and administrative
      expenses                                    11,950,719          465,655                                          12,416,374
Product development expenses                       2,255,284          267,988                                           2,523,272
                                                ------------     ------------     ------------     ------------      ------------
      Operating loss                              (9,495,260)        (772,122)               0                0       (10,267,382)

Other income (expense):
      Interest expense                              (124,816)          (2,276)                                           (127,092)
      Interest and other income                      399,996          109,511                                             509,507
      Equity in net loss of affiliated
           companies                                (104,023)                           99,455(d)                          (4,568)
                                                ------------     ------------     ------------     ------------      ------------
      Loss before income taxes                    (9,324,103)        (664,887)          99,455                0        (9,889,535)

Income tax expense                                    16,000                                                               16,000
                                                ------------     ------------     ------------     ------------      ------------
Net loss                                          (9,340,103)        (664,887)          99,455                0        (9,905,535)
                                                ============     ============     ============     ============      ============
Per share amounts:
           Basic and diluted loss per share     ($      0.63)                                                        ($      0.61)
           Weighted average shares                15,013,135                                                           16,415,635
                                                ============                                                         ============

         The AHC column is Authentidate Holding Corp. and subsidiaries


                         See Notes to Pro Forma Combined Statement of Operations

                   AUTHENTIDATE HOLDING CORP. AND SUBSIDIARIES
                 NOTES TO PRO FORMA CONSOLIDATING BALANCE SHEET
                          AND STATEMENTS OF OPERATIONS



(a) Adjustment to eliminate intercompany loan of $500,000 to Authentidate AG by Authentidate Holding Corp.

(b) Cost of goods sold for AHC excludes amortization of software development costs of $520,000 for the six months ended December 31, 2001 and $1,033,646 for the year ended June 30, 2001, as amortization expense is included in Product Development Expense.

(c) Adjustment to reflect purchase of 61% of the common stock of Authentidate AG and related elimination entries.

(d) Adjustment to eliminate the net loss of Authentidate AG from net loss of affiliated companies.

(e)  Loss per share:

                                Six months            Year
                                  Ended               Ended
                               Dec. 31, 2001      June 30, 2001
Net Loss                       ($ 5,186,087)      ($ 9,905,535)
Preferred stock dividends          (893,764)          (151,667)
                               ------------       ------------

Loss applicable to common
shareholders                   ($ 6,079,851)      ($10,057,202)
Weighted average shares          17,636,170         16,415,635
Basic and diluted EPS          ($      0.34)      ($      0.61)
                               ============       ============

(f)  Calculation of purchase price:

AHC shares issued                                  1,402,500
Market price                                      $    3.948
                                                  ----------
Subtotal                                          $5,537,070
Value of Fully Vested Options and Warrants           871,053
                                                  ----------
TOTAL PURCHASE PRICE                              $6,408,123
                                                  ==========

(the market price was calculated by taking the volume weighted average of the high and low market price as reported by NASDAQ for three days before, three days after and the actual date the Company announced the Plan to Purchase AG, such announcement date was December 14, 2001)

(g) Authentidate International AG uses similar lives and methods of depreciation for property, plant and equipment as Authentidate Holding Corp.

(h) The Sellers have agreed to place 300,00 shares of AHC common stock issued to them into a six month escrow to provide for potential breaches of representations and warranties contained in the Stock Purchase Agreement regarding the financial condition and operations of Authentidate AG.

(i) There are no material tax implications relative to the pro forma adjustments on the Statements of Operations for the year ended June 30, 2001 or six months ended December 31, 2001.